EXHIBIT 32.1

        JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

In connection with the Quarterly Report of Protocall Technologies Incorporated (the "Company") on Form 10-QSB for the quarters ended June 30, 2006 and 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Bruce Newman, Chief Executive Officer, and Principal Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 16, 2006


/s/ Bruce Newman
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Bruce Newman
Chief Executive Officer